UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 14, 2018 (November 11, 2018)
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Sale Agreement
As previously announced, on November 11, 2018, Nuance Communications, Inc. (the “Company”) entered into a Sale Agreement (the “Sale Agreement”) with Project Leopard AcquireCo Limited, a private limited company incorporated under the laws of England and Wales (and an affiliate of Kofax, Inc.) (the “Buyer”), relating to the sale of the Company’s Document Imaging division (the “Business”). Pursuant to the Sale Agreement, the Company will sell and transfer, and Buyer will purchase and acquire, (a) the shares of certain subsidiaries through which the Company operates a portion of the Business and (b) certain assets used in or related to the Business; and the Buyer will assume certain liabilities related to such assets or the Business, subject to certain exclusions and indemnities as set forth in the Agreement (the “ Transaction ”).
The purchase price for the Business is $400 million in cash, subject to customary purchase price adjustments as set forth in the Agreement.
The Company and the Buyer have agreed to use their respective commercially reasonable efforts, subject to certain exceptions, to, among other things, consummate the Transaction as promptly as practicable and obtain any required regulatory approvals. The obligations of the parties to consummate the Transaction are subject to the satisfaction (or waiver, if applicable) of various closing conditions, including, expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other regulatory approvals, consents and clearances. The obligation of each party to consummate the Transaction is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Sale Agreement.
The Transaction is not conditioned on the Buyer’s receipt of financing; however, the Sale Agreement contains a covenant for the Buyer to use its commercially reasonable efforts to obtain financing for the Transaction and for the Company to use commercially reasonable efforts to cooperate with the Buyer in connection with the Buyer’s arrangement of such financing.
The Sale Agreement contains customary representations and warranties of the Buyer and the Company. The Sale Agreement also contains certain covenants, including a covenant providing for each of the parties to use their respective commercially reasonable efforts, subject to certain exceptions, to, among other things, consummate the Transaction as promptly as practicable and a covenant requiring the Company to use commercially reasonable efforts (subject to certain exceptions) to operate the Business in the ordinary course of business during the period between the execution of the Sale Agreement and the closing of the Transaction. In addition, the Company has agreed to certain restrictive covenants, including a three-year non-competition covenant as to the Business and certain employee non-solicitation covenants (in each case, subject to certain exceptions). Subject to certain limitations and conditions set forth in the Sale Agreement, the Company and the Buyer have agreed to indemnify each other for, among other things, breaches of certain covenants contained in the agreement, liabilities relating to their respective businesses, and, in the case of the Company, indemnifying the Buyer for certain taxes.
The Sale Agreement contains certain termination rights, including (i) the right of either party to terminate the Sale Agreement if the Transaction is not consummated on or before May 10, 2019, (ii) the right of either party to terminate if the other party breaches its representations, warranties, covenants or agreements contained in the Sale Agreement (subject to certain limitations) and (iii) the right of either party to terminate if any governmental body of competent jurisdiction shall have issued any final and nonappealable order prohibiting or enjoining the Transaction (subject to certain limitations). If the Sale Agreement is terminated under certain circumstances, the Buyer will be obligated to pay to the Company a termination fee of $27,000,000 in cash.
The Sale Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the Sale, including: (i) a transition services agreement, (ii) assignment agreements, pursuant to which certain intellectual property rights will be assigned to the Buyer, and (iii) shared location agreements, pursuant to which the Buyer will temporarily occupy certain real property leased by the Company following the closing of the Transaction.
No material relationship exists between the Company or its affiliates, on one hand, and the Buyer or its affiliates, on the other hand, other than in respect of the Sale Agreement.
The foregoing description of the Sale Agreement is qualified in its entirety by the full text of the Sale Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Sale Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Buyer, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Sale

Agreement were made only for purposes of the Sale Agreement and as of specific dates, were solely for the benefit of the parties to the Sale Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Sale Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Sale Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Sale Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Forward-Looking Statements
This report contains forward-looking information related to the Transaction that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. Forward looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those referred to in the forward-looking statements. [Important risk factors related to the Transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; the failure to satisfy any of the conditions to the consummation of the Transaction, including the timing to consummate the Transaction; the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the Sale Agreement; the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally; the risk that the Transaction may disrupt current plans and operations and the potential difficulties in employee retention as a result of the Transaction; the risk that revenues following the Transaction may be lower than expected; the risk that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; the outcome of any legal proceedings that may be instituted related to the Sale Agreement or the Transaction; the diversion of and attention of management of the Company on Transaction-related issues; and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and subsequent filings with the SEC, which are available at http://www.sec.gov. The reader is cautioned not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Sale Agreement, dated as of November 11, 2018, by and between Nuance Communications, Inc. and Project Leopard AcquireCo Limited*

*
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: November 14, 2018	By:	/s/ Wendy Cassity
Wendy Cassity Executive Vice President and Chief Legal Officer